                                                                   EXHIBIT 10.22

                      LOAN AGRLOAN AND SECURITY AGREEMENT


Agreement No. ________________                         Dated as of June 30, 1998

                                    between

                          MMC/GATX PARTNERSHIP NO. 1
                                      and
                   TRANSAMERICA BUSINESS CREDIT CORPORATION
                                  as Lenders

                                      and

                         PILOT NETWORK SERVICES, INC.
                           a California corporation
                          1080 Marina Village Parkway
                           Alameda, California 94501
                                  as Borrower

                           CREDIT AMOUNT: 6,000,000

Initial Commitments:     MMC/GATX Partnership No. 1:                 $3,000,000
                         Transamerica Business Credit Corporation    $3,000,000


          Repayment Period:                         12    months
                                                 --------

          Treasury Note Maturity:                   12    months
                                                 --------

          Loan Rate:                               13.5   %
                                                 --------

          Commitment Termination Date:           June 30, 1998

     The defined terms and information set forth on this cover page are a part of the LOAN AND SECURITY AGREEMENT, dated as of the date first written above (this "Agreement"), entered into by and among MMC/GATX PARTNERSHIP NO. 1 and TRANSAMERICA BUSINESS CREDIT CORPORATION (each individually a "Lender" and collectively, "Lenders") and the borrower ("Borrower") set forth above. The terms and conditions of this Agreement agreed to between Lenders and Borrower are as follows:

                                   ARTICLE I
                                INTERPRETATION
                                --------------

1.01.  Certain Definitions.  Unless otherwise indicated in this Agreement or any
       -------------------
other Operative Document, the following terms, when used in this Agreement or any other Operative Document, shall have the following respective meanings:

         "Application Fee" has the meaning given to that term in Section
          ---------------                                        -------
2.04(a).
-------

         "Borrower's Home State" shall mean the state in which Borrower's
          ---------------------
principal place of business is located.

         "Business Day" shall mean any day other than a Saturday, Sunday or
          ------------
public holiday under the laws of California, Illinois or Borrower's Home State or other day on which banking institutions are authorized or obligated to close in California, Illinois or Borrower's Home State.

         "Claim" has the meaning given to that term in Section 10.03.
          -----                                        -------------

         "Collateral" has the meaning given to that term in Section 5.01.
          ----------                                        ------------

         "Commitment" means, with respect to each Lender, the amount set forth
          ----------
following such term on the cover page of this Agreement and "Commitments" means
                                                             -----------
all such amounts collectively.

         "Commitment Fee" has the meaning given to that term in Section 2.04(b).
          --------------                                        ---------------

         "Commitment Termination Date" shall mean the date specified on the
          ---------------------------
cover page of this Agreement.

         "Credit Amount" shall mean the maximum aggregate amount of the Loans
          -------------
under this Agreement (if the conditions specified in Schedule 3 are satisfied), which amount is set forth following such term on the cover page of this Agreement.

         "Default" shall mean any event which with the passing of time or the
          -------
giving of notice or both would become an Event of Default hereunder.

         "Default Rate" shall mean the per annum rate of interest equal to the
          ------------
higher of (i) 18% or (ii) the Prime Rate plus 6%, but such rate shall in no event be more than the highest rate permitted by applicable law.

         "Disclosure Schedule" has the meaning set forth in the definition of
          -------------------
the term "Permitted Liens."

         "Environmental Law" shall mean the Resource Conservation and Recovery
          -----------------
Act of 1987, the Comprehensive Environmental Response, Compensation and Liability Act, and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree (in each case having the force of law) regulating or imposing liability or standards of conduct concerning any Hazardous Material, as now or at any time hereafter in effect.

         "Equity Securities" of any Person shall mean (a) all common stock,
          -----------------
preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

         "Event of Default" has the meaning given to that term in Section 9.01.
          ----------------                                        ------------

         "Funding Date" shall mean a date on which a Loan is made to or on
          ------------
account of Borrower under this Agreement.

         "GAAP" shall mean generally accepted accounting principles and
          ----
practices as in effect in the United States of America from time to time, consistently applied.

         "Hazardous Material" means any hazardous, dangerous or toxic
          ------------------
constituent material, pollutant, waste or other substance, whether solid, liquid or gaseous, which is regulated by any federal, state or local governmental authority.

         "Indebtedness" shall mean, with respect to Borrower or any Subsidiary,
          ------------
the aggregate amount of, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade payables aged less than 180 days), (d) all capital lease obligations of such Person, (e) all obligations or liabilities of others secured by a lien on any asset of such Person, whether or not such obligation or liability is assumed, and (f) all obligations or liabilities of others guaranteed by such Person. Unless otherwise indicated, the term "Indebtedness" shall include all
                                              ------------
Indebtedness of Borrower and the Subsidiaries.

         "Intellectual Property" shall mean all of Borrower's right, title and
          ---------------------
interest in and to patents, patent rights (and applications therefor), trademarks and service marks (and applications and registrations therefor), inventions, copyrights, mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs, trade secrets, methods, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, all whether now owned or subsequently acquired or developed by Borrower and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media.

         "Lien" shall mean any pledge, bailment, lease, mortgage, hypothecation,
          ----
conditional sales and title retention agreements, charge, claim, encumbrance or other lien in favor of any Person.

         "Loan" means a Loan advanced by a Lender to Borrower under this
          ----
Agreement according to the Commitment of such Lender.

         "Loan Rate" shall mean, with respect to each Loan, an interest rate of
          ---------
13.5% per annum.

         "Note" shall mean one of the secured promissory notes of Borrower
          ----
substantially in the form of Exhibit A.
                             ---------

         "Obligations" has the meaning given to that term in Section 5.01.
          -----------                                        ------------

         "Operative Documents" shall mean this Agreement, the Notes and the
          -------------------
Warrants and all other documents, instruments and agreements executed and delivered in connection herewith or therewith or in respect of the closing of the transactions contemplated hereby or thereby.

         "Payment Date" means the first day of each calendar month.
          ------------

         "Permitted Indebtedness" shall mean and include:
          ----------------------

               (a)  Indebtedness of Borrower to Lenders;

               (b) Indebtedness of Borrower secured by Liens permitted under clause (e) of the definition of Permitted Liens;

               (c) Indebtedness arising from the endorsement of instruments in the ordinary course of business;

               (d) Indebtedness existing on the date hereof and set forth on the Disclosure Schedule; and

               (e)  Subordinated Indebtedness.

         "Permitted Investments" shall mean and include:
          ---------------------

               (a) Deposits with commercial banks organized under the laws of the United States or a state thereof to the extent such deposits are fully insured by the Federal Deposit Insurance Corporation;

               (b) Investments in marketable obligations issued or fully guaranteed by the United States and maturing not more than one (1) year from the date of issuance; an d

               (c) Investments in open market commercial paper rated at least "A1" or "P1" or higher by a national credit rating agency and maturing not more than one (1) year from the creation thereof.

               (d) Investments pursuant to or arising under currency agreements or interest rate agreements entered into in the ordinary course of business;

               (e) Investments consisting of deposit accounts of Borrower in which Lenders have a perfected security interest;

               (f) Investments not to exceed $500,000 in a subsidiary of Borrower located in the United Kingdom; and

               (g) Other Investments aggregating not in excess of Two Hundred Fifty Thousand Dollars ($250,000) at any time.

         "Permitted Liens" shall mean (a) the Lien created by this Agreement,
          ---------------
(b) Liens for fees, taxes, levies, imposts, duties or other governmental charges of any kind which are not yet delinquent or which are being contested in good faith by appropriate proceedings which suspend the collection thereof (provided,
                                                                       --------
however, that such proceedings do not involve any substantial danger of the
-------
sale, forfeiture or loss of any item of equipment and that Borrower has adequately bonded such Lien or reserves sufficient to discharge such Lien have been provided on the books of Borrower), (c) Liens identified on the disclosure schedule attached hereto as Schedule 2 ("Disclosure Schedule"), (d) Liens to
                            ----------   -------------------
secure payment of worker's compensation, employment insurance, old age pensions or other social security obligations of Borrower in the ordinary course of business of Borrower, (e) Liens upon any equipment or other personal property acquired by Borrower after the date hereof to secure (i) the purchase price of such equipment or other personal property or (ii) lease obligations or indebtedness incurred solely for the purpose of financing the acquisition of such equipment or other personal property; provided that
                                           --------

(A) such Liens are confined solely to the equipment or other personal property so acquired and the amount secured does not exceed the acquisition price thereof, and (B) no such Lien shall be created, incurred, assumed or suffered to exist in favor of Borrower's officers, directors or shareholders holding five percent (5%) or more of Borrower's Equity Securities, (f) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings; and (g) non-exclusive licenses of Intellectual Property entered into in the ordinary course of business and licenses, Liens or similar arrangements entered into in connection with joint ventures and corporate collaborations.

         "Person" shall mean and include an individual, a partnership, a
          ------
corporation, a business trust, a joint stock company, a limited liability company, an unincorporated association or other entity and any domestic or foreign national, state or local government, any political subdivision thereof, and any department, agency, authority or bureau of any of the foregoing.

         "Prime Rate" shall mean the interest rate per annum specified in the
          ----------
"Money Rates" column of The Wall Street Journal, but such rate shall in no event be more than the highest interest rate permitted by applicable law.

         "Subordinated Indebtedness" shall mean Indebtedness subordinated to the
          -------------------------
Obligations on terms and conditions acceptable to Lenders in their sole discretion.

         "Subsidiary" shall mean any corporation of which a majority of the
          ----------
outstanding capital stock entitled to vote for the election of directors (otherwise than as the result of a default) is owned by Borrower directly or indirectly through Subsidiaries.

         "Term" shall mean the period from and after the date hereof until the
          ----
payment or satisfaction in full of all Obligations under this Agreement and the other Operative Documents.

         "Treasury Note Maturity" shall mean the period of months set forth
          ----------------------
following such term on the cover page of this Agreement.

         "Warrants" shall mean separate warrants to be issued at the direction
          --------
of the Lenders to purchase securities of Borrower substantially in the form of Exhibit B.
---------


         1.02. Headings. Headings in this Agreement and each of the other
               --------
Operative Documents are for convenience of reference only and are not part of the substance hereof or thereof.

         1.03. Plural Terms.  All terms defined in this Agreement or any other
               ------------
Operative Document in the singular form shall have comparable meanings when used in the plural form and vice versa.
                       ---- -----

         1.04. Construction.  This Agreement is the result of negotiations
               ------------
among, and has been reviewed by, Borrower and Lenders and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Borrower or Lenders.

         1.05. Entire Agreement.  This Agreement, together with the terms set
               ----------------
forth in each of the other Operative Documents, taken together, constitute and, contain the entire agreement of Borrower and Lenders and, with regard to their respective subject matters, supersede any and all prior agreements, term sheets, negotiations, correspondence, understandings and communications among the parties, whether written or oral, with respect to their respective subject matters.

         1.06. Other Interpretive Provisions.  References in this Agreement to
               -----------------------------
"Articles," "Sections," "Exhibits," "Schedules" and "Annexes" are to articles, sections, exhibits, schedules and annexes herein and hereto unless otherwise indicated. References in this Agreement and each of the other Operative Documents to any document, instrument or agreement shall include (a) all exhibits, schedules, annexes and other attachments thereto, (b) all documents, instruments or agreements issued or executed in replacement thereof, and (c) such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Operative Document shall refer to this Agreement or such other Operative Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Operative Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Operative Document shall not be construed to be limiting or exclusive. Unless otherwise indicated in this Agreement or any other Operative Document, all accounting terms used in this Agreement or any other Operative Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with generally accepted accounting principles as in effect in the United States of America from time to time.


                                  ARTICLE II
                                  THE CREDIT
                                  ----------

         2.01. Credit Facility.
               ---------------

         (a)   The Credit Amount.  Subject to the terms and conditions of this
               -----------------
Agreement and relying upon the representations and warranties herein set forth as and when made or deemed to be made, each Lender severally agrees to lend to Borrower a Loan in the amount of such Lender's Commitment. No Lender shall be required to make a Loan in an amount in excess of its Commitment. The Loans may be prepaid only as set forth in Section 2.01(d).
                                ---------------

         (b)   Interest Rates.  Borrower shall pay interest on the unpaid
               --------------
principal amount of each Loan from the date of such Loan until such Loan is paid in full, at a per annum rate of interest equal to the Loan Rate. All computations of interest on a Loan shall be based on a year of twelve 30 day months. If Borrower pays interest on a Loan which is determined to be in excess of the then legal maximum rate, then that portion of each interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of such Loan.

         (c)   Payments of Principal and Interest.  Borrower shall make payments
               ----------------------------------
of accrued interest only on the outstanding principal amount of each Loan on each Payment Date, commencing August 1, 1998, through and including June 1, 1999. All principal, accrued and unpaid interest and other amounts due under this Agreement shall be payable on June 30, 1999; provided, however, that, at the option of Borrower, Borrower may make a payment of accrued interest only on July 1, 1999 and all principal, accrued and unpaid interest and other amounts due under this Agreement may be paid on July 30, 1999 and during such one month extension period, the Loans shall accrue interest at a rate of seventeen and one-half percent (17.5%) per annum.

         (d)   Prepayment.
               ----------

               (i)  Mandatory Prepayment.  After the closing of an initial
                    --------------------
     public offering of Borrower's common stock, each Lender may require prepayment of its Loan, without premium or penalty, by giving notice of such requirement within thirty (30) days after the closing of such initial public offering. The prepayment shall occur within ten (10) days of receipt by Borrower of such notice of prepayment and shall be in the principal amount of such Loan then outstanding together with accrued and unpaid interest and all other amounts due hereunder including the Commitment Fee due under Section 2.04(b).

               (ii) Optional Prepayment.   If (A) Borrower has made six (6)
                    -------------------
     timely payments of interest to each Lender, (B) the initial public offering of Borrower's common stock has closed, and (iii) the fair market value (as defined in the Warrants) of Borrower's common stock is greater than the Warrant Price (as defined in the Warrants), then upon three (3) Business Days' prior written notice to Lenders, Borrower may, at its option, at any time, prepay all, and not less than all, of the Loans in full at prepayment prices equal to the principal amount of each Loan, plus interest accrued on each Loan through and including the date of such prepayment, plus a premium on each Loan equal to one and one-half percent (1.5%) of the principal amount of and any then unpaid interest on such Loan.

         2.02.  Use of Proceeds; the Loan and the Notes; Disbursement.
                -----------------------------------------------------

         (a)  Use of Proceeds. The proceeds of the Loans shall be used solely
              ---------------
for working capital or general corporate purposes of Borrower.

         (b)  The Loans and the Notes.  The obligation of Borrower to repay the
              -----------------------
unpaid principal amount of and interest on each Lender's Loan shall be evidenced by a Note issued to each Lender and each Lender is authorized to endorse on a grid annexed to its Note appropriate notations regarding payments made on the Note; provided, however, that the failure to make, or an error in making, any
      --------  -------
such notation shall not limit or otherwise affect the obligations of Borrower hereunder or thereunder.

         (c)  Disbursement.  Each Lender shall disburse its Loan by wire
              ------------
transfer to Borrower unless otherwise directed in writing by Borrower. Notwithstanding anything stated herein to the contrary, no Lender shall have any obligation to advance funds on behalf of the another Lender.

         (d)  Termination of Commitment to Lend.  Notwithstanding anything to
              ---------------------------------
the contrary in the Operative Documents, Lenders' obligations to advance the Loans hereunder shall terminate on the earliest of (i) the occurrence of any Event of Default hereunder and (ii) the Commitment Termination Date.

         2.03.  Other Payment Terms.
                -------------------

         (a)  Place and Manner. Borrower shall make all payments due to Lenders
              ----------------
in lawful money of the United States, in immediately available funds, at the address for payments and in the manner specified in Section 10.05(b).
                                                    ----------------

         (b)  Date.  Whenever any payment due hereunder shall fall due on a day
              ----
other than a Business Day, such payment shall be made on the next succeeding Business Day.

         (c)   Default Rate.  If either (i) any amounts required to be paid by
               ------------
Borrower under this Agreement or the other Operative Documents (including principal or interest payable on the Loan, any fees or other amounts) remain unpaid after such amounts are due, or (ii) an Event of Default has occurred and is continuing, Borrower shall pay interest on the outstanding principal balance hereunder from the date due or from the date of the Event of Default, as applicable, until such past due amounts are paid in full or until all Events of Defaults are cured, as applicable, at a per annum rate equal to the Default Rate, such rate to change from time to time as the Prime Rate shall change. All computations of such interest at the Default Rate shall be based on a year of 360 days and twelve 30 day months.

         2.04. Fees.
               ----

         (a)   Application Fee.  Borrower has paid an Application Fee in the
               ---------------
aggregate amount of $30,000 (the "Application Fee"). Any portion of the
                                  ---------------
Application Fee not utilized to pay Lenders' expenses in connection with the negotiation, documentation and funding of the Loans will be applied pro rata to the first principal amounts due under the Notes. If the Loans are not made, any remaining balance of the Application Fee shall be retained by and divided among the Lenders as they shall determine.

         (b)   Commitment Fee.  A Commitment Fee in the aggregate amount of
               --------------
$37,500 shall be payable to each Lender upon the earlier to occur of (i) June 30, 1999 or (ii) the date of any prepayment of the Loans.


                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

         3.01. Representations and Warranties.  Except as set forth in the
               ------------------------------
Disclosure Schedule, Borrower makes the following representations and warranties to Lenders as of the date hereof and again on the Funding Date:


         (a)   Organization and Qualification.  Borrower is a corporation duly
               ------------------------------
organized, validly existing and in good standing under the laws of its state of incorporation and is duly qualified to do business in Borrower's Home State. Borrower has no Subsidiaries.

         (b)   Authority.  Borrower has all necessary corporate power, authority
               ---------
and legal right and has obtained all approvals and consents and has given all notices necessary to execute and deliver this Agreement and the other Operative Documents and to perform the terms hereof and thereof. Borrower has all requisite corporate power and authority to own and operate its properties and to carry on its businesses as now conducted.

         (c)   Conflict with Other Instruments, etc.  Neither the execution and
               -------------------------------------
delivery of any Operative Document to which Borrower is a party nor the consummation of the transactions therein contemplated nor compliance with the terms, conditions and provisions thereof will conflict with or result in a breach of any of the terms, conditions or provisions of the charter or the bylaws of Borrower or, to its knowledge, any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or any material agreement or instrument to which Borrower is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, or constitute a default thereunder or result in the creation or imposition of any Lien, other than Permitted Liens.

         (d)   Properties.  Borrower has good and marketable title to the
               ----------
Collateral, free and clear of all Liens, other than Permitted Liens. Borrower has title and ownership of, or is licensed under, all current Intellectual Property, with no known infringement of the rights of others. Borrower has not received any communications alleging that Borrower has violated, or by conducting its business as proposed, would violate any proprietary rights of any other Person. Borrower has no knowledge of any infringement or violation by it of the intellectual property rights of any third party and has no knowledge of any violation or infringement by a third party of any of its Intellectual Property. The Collateral and the Intellectual Property constitute substantially all of the assets and property of Borrower.

         (e)   Authorization, Governmental Approvals, etc.  The execution and
               ------------------------------------------
 delivery by Borrower of each Operative Document, the granting of the security interest in the Collateral, the issuance of the Warrants, the issuance of the securities into which the Warrants are exercisable, and the performance of the obligations herein and therein contemplated have each been duly authorized by all necessary action on the part of Borrower. No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, or notice to, any Person is, was or will be necessary to (i) the valid execution and delivery of any Operative Document to which Borrower is a party, (ii) the performance of Borrower's obligations under any Operative Document, or (iii) the granting of the security interest in the Collateral, except for filings in connection with the perfection of the security interest in any of the Collateral or the issuance of the Warrants and the securities to be issued pursuant to the Warrants. The Operative Documents have been or will be duly executed and delivered and constitute or will constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

         (f)   Litigation.  There are no actions, suits, proceedings or
               ----------
investigations pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or the business or any property or asset owned by it, before any court or governmental department, agency or instrumentality which, if adversely determined, could reasonably be expected to have a material adverse effect on the financial condition, business or operations of Borrower.

         (g)   Security Interest.  Assuming the proper filing of one or more
               -----------------
financing statement(s) identifying the Collateral with the proper state and/or local authorities, the security interests in the Collateral granted to Lenders pursuant to this Agreement (i) constitute and will continue to constitute first priority security interests (except to the extent any other Permitted Lien may create any priority to Lenders' Lien under this Agreement) and (ii) are and will continue to be superior and prior to the rights in the Collateral of all other creditors of Borrower (except to the extent of such Permitted Liens). Except as set forth in the Disclosure Schedule, Borrower does not own any right, title or interest in or to any real property (other than leasehold interests), motor vehicles, promissory notes, or other property (excluding Intellectual Property) with respect to which a security interest must be perfected by a method other than the filing of a UCC-1 financing statement.

         (h)   Executive Offices.  The principal place of business and chief
               -----------------
executive office of Borrower, and the office where Borrower will keep all records and files regarding the Collateral, is set forth on the cover page of this Agreement.

         (i)   Catastrophic Events; Labor Disputes.  None of Borrower or its
               -----------------------------------
properties is or has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty that could reasonably be expected to have a material adverse effect on the financial condition, business or operations of Borrower. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which Borrower is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the knowledge of Borrower, jurisdictional disputes or organizing activity occurring or threatened which could reasonably be expected to have a material adverse effect on the financial condition, business or operations of Borrower.

         (j)   No Material Adverse Effect.  No event has occurred and no
               --------------------------
condition exists which could reasonably be expected to have a material adverse effect on the financial condition, business or operations of Borrower since December 31, 1997.

         (k)   Accuracy of Information Furnished.  None of the Operative
               ---------------------------------
Documents and none of the other certificates, statements or information furnished to Lenders by or on behalf of Borrower in connection with the Operative Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Lenders recognize that all financial projections furnished to Lenders by or on behalf of Borrower in connection with the Operative Documents or the transactions contemplated thereby are not to be viewed as facts and that actual results during the period or periods covered by such projections may differ from the projected or forecasted results .

         (l)   Certain Agreements of Officers, Employees and Consultants.
               ---------------------------------------------------------

               (i) To the knowledge of Borrower, no officer, employee or consultant of Borrower is, or is now expected to be, in violation of any term of any employment contract, proprietary information agreement, nondisclosure agreement, noncompetition agreement, or any other material contract or agreement or any restrictive covenant relating to the right of any such officer, employee or consultant to be employed by Borrower because of the nature of the business conducted or to be conducted by Borrower or relating to the use of trade secrets or proprietary information of others, and to Borrower's knowledge, the continued employment of Borrower's officers, employees and consultants does not subject Borrower to any material liability for any claim or claims arising out of or in connection with any such contract, agreement, or covenant.

               (ii) To the knowledge of Borrower, no officers of Borrower, and no employee or consultant of Borrower whose termination, either individually or in the aggregate, could reasonably be expected to have a material adverse effect on the financial condition, business or operations of Borrower, has any present intention of terminating his or her employment or consulting relationship with Borrower.


                                  ARTICLE IV
                            REPORTING REQUIREMENTS
                            ----------------------

         4.01. Furnishing Reports.  Borrower shall furnish to Lenders:
               ------------------

         (a)   Financial Statements. So long as Borrower is not subject to the
               --------------------
reporting requirements of Section 12 or Section 15 of the Securities and Exchange Act of 1934, as amended, promptly as they are available, unaudited monthly and audited annual financial statements of Borrower and such other financial information as Lenders may reasonably request from time to time. From and after such time as Borrower becomes a publicly reporting company, promptly as they are available and in any event: (i) at the time of filing of Borrower's Form 10-K with the Securities and Exchange Commission after the end of each fiscal year of Borrower, the financial statements of Borrower filed with such Form 10-K; and (ii) at the time of filing of Borrower's Form 10-Q with the Securities and Exchange Commission after the end of each of the first three fiscal quarters of Borrower, the financial statements of Borrower filed with such Form 10-Q.

         (b)   Notice of Defaults.  As soon as possible, and in any event within
               ------------------
five (5) Business Days after the discovery of a Default or Event of Default provide Lenders with an Officer's Certificate of Borrower setting forth the facts relating to or giving rise to such Default or Event of Default and the action which Borrower proposes to take with respect thereto.

         (c)   Miscellaneous.  Such other information as Lenders may reasonably
               -------------
request from time to time.


                                   ARTICLE V
                          GRANT OF SECURITY INTEREST
                    GENERAL PROVISIONS CONCERNING SECURITY
                    --------------------------------------

         5.01. Grant of Security Interest.  Borrower, in order to secure the
               --------------------------
payment of the principal and interest with respect to the Loans made pursuant to this Agreement, all other sums due under and in respect hereof and of the other Operative Documents, including fees, charges, expenses and attorneys' fees and costs and the performance and observance by Borrower of all other terms, conditions, covenants and agreements herein and in the other Operative Documents (all such amounts and obligations being herein sometimes called the "Obligations"), does hereby grant to Lenders and their successors and assigns, a
 -----------
security interest in and to the following property (collectively, the "Collateral"): All right, title, interest, claims and demands of Borrower in
 ----------
and to:

         (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

         (b) All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's books relating to any of the foregoing;

         (c) All contract rights and general intangibles (except to the extent included within the definition of Intellectual Property), now owned or hereafter acquired, including, without limitation, goodwill, license agreements in which Borrower is the licensor, franchise agreements, blueprints, purchase orders, customer lists, route lists, infringements, claims, literature, catalogs, income tax refunds, payments of insurance and rights to payment of any kind;

         (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights, in which Borrower is the licensor, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower (subject, in each case, to the contractual rights of third parties to require funds received by Borrower to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's books relating to any of the foregoing;

         (e) All documents, cash, deposit accounts, letters of credit, certificates of deposit, instruments, chattel paper and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Borrower's books relating to the foregoing; and

         (f) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments and proceeds of the sale or licensing of Intellectual Property to the extent such proceeds no longer constitute Intellectual Property; but

         (g)   Excluding, all Intellectual Property.
               ---------

         5.02. Duration of Security Interest.  Lenders' security interest in the
               -----------------------------
Collateral shall continue until the payment in full and the satisfaction of all Obligations, whereupon such security interest shall terminate. Lenders, upon payment in full and the satisfaction of the Obligations, shall execute such further documents and take such further actions as may be necessary to effect the release and/or termination contemplated by this Section 5.02, including duly
                                                    ------------
executing and delivering termination statements for filing in all relevant jurisdictions.

         5.03. Possession of Collateral.  Except as set forth in Section 5.04,
               ------------------------
so long as no Event of Default has occurred and is continuing, Borrower shall remain in full possession, enjoyment and control of the Collateral (except only as may be otherwise required by Lenders for perfection of its security interest therein; provided that unless requested by Lenders, Borrower shall not be required to deliver to Lenders a promissory note in the amount of approximately $30,000 executed by Borrower's Chief Executive Officer in favor of Borrower) and to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; provided, however, that the possession,
                                 --------  -------
enjoyment, control and use of the Collateral shall at all times be subject to the observance and performance of the terms of this Agreement.

         5.04. Location of Collateral.  The Collateral is and shall be located
               ----------------------
at Borrower's address stated on the cover page of this Agreement, at the locations set forth in the Disclosure Schedule, at such other locations as Borrower may give Lenders' thirty (30) days prior written notice of from time to time or at the premises of Borrower's customers.

         5.05. Lien Subordination.  Lenders agree that the Liens granted to it
               ------------------
hereunder shall be subject to a separate Intercreditor Agreement between Lenders, and shall be subordinate to the Liens of existing and future lenders providing equipment financing and equipment lessors; provided, that such Liens
                                                     --------
are confined solely to the equipment so financed and the proceeds thereof; and provided, further, that the Obligations hereunder shall not be subordinate in
--------  -------
right of payment to any obligations to equipment lenders or equipment lessors and Lenders' remedies hereunder shall not in any way be subordinate to the remedies of any such lenders or equipment lessors. Lenders agree to execute and deliver such agreements and documents as may be reasonably requested by Borrower from time to time which set forth the lien subordination described in this
Section 5.05 and are reasonably acceptable to Lenders.  Lenders shall have no
------------
obligation to execute any agreement or document which would impose obligations, restrictions or lien priority on Lenders which are less favorable to Lenders than those described in this Section 5.05.
                             ------------

                                   ARTICLE VI
                             AFFIRMATIVE COVENANTS
                             ---------------------

   6.01.  Affirmative Covenants.
          ---------------------

   (a) Payment of Taxes, etc.  Borrower shall pay and discharge all taxes,
       ----------------------
assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon any of its properties; provided that there shall be no
                                          --------
requirement to pay any such tax, assessment, charge, levy or claim (i) which is being contested in good faith and by appropriate proceedings or which presents no risk of seizure, forfeiture, levy or other event which could jeopardize any Collateral or (ii) for which payment in full is bonded or reserved in Borrower's financial statements.

   (b) Inspection Rights.  Borrower shall, at any reasonable time and from time
       -----------------
to time, permit Lenders or any of its agents or representatives to inspect the Collateral, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, Borrower and to discuss the affairs, finances and accounts of Borrower with any of its officers or directors relating in each case to Lenders' capacity as lenders and secured party hereunder and with respect to the Collateral.

   (c) Maintenance of Equipment and Similar Assets.  Borrower shall keep and
       -------------------------------------------
maintain all items of equipment and other similar types of personal property that form any significant portion or portions of the Collateral in good operating condition and repair and shall make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Borrower shall not permit any such material item of Collateral to become a fixture to real estate or an accession to other personal property, without the prior written consent of Lenders. Borrower shall not permit any such material item of Collateral to be operated or maintained in violation of any applicable law, statute, rule or regulation.
With respect to items of leased equipment (to the extent Lenders have any security interest in any residual Borrower's interest in such equipment under the lease), Borrower shall keep, maintain, repair, replace and operate such leased equipment in accordance with the terms of the applicable lease.

   (d) Insurance.
       ---------

       (i) Borrower shall, obtain and maintain for the Term, at its own expense, (x) "all risk" insurance against loss or damage to the Collateral, (y) commercial general liability insurance (including contractual liability, products liability and completed operations coverages) reasonably satisfactory to Lenders, and (z) such other insurance against such other risks of loss and with such terms, as shall in each case be reasonably satisfactory to or reasonably required by Lenders (as to carriers, amounts and otherwise). The amount of the "all risk" insurance shall be determined to Lenders' reasonable satisfaction as of each anniversary date of this Agreement and the appropriate amount of coverage shall be put in effect on the next succeeding renewal or inception date of such insurance.

       (ii) The deductible with respect to "all-risk" insurance required by clause (x) above and product liability insurance required by clause (y) above shall not exceed $25,000; otherwise there shall be no deductible with respect to any insurance required to be maintained hereunder. The amount of commercial general liability insurance (other than products liability coverage and completed operations insurance) required by clause (y) above shall be at least $2,000,000 per occurrence. The amount of the products liability and completed operations insurance required by clause (y) above shall be at least $2,000,000 per occurrence. Each "all risk" policy shall: (x) name Lenders as loss payees, (y) provide for each insurer's waiver of its right of subrogation against Lenders, and (z) provide that such insurance (A) shall not be invalidated by any action of, or breach of warranty by, Borrower of a provision of any of its insurance policies, and (B) shall waive set-off, counterclaim or offset against Lenders. Each liability policy shall (w) name Lenders as additional insureds in the full amount of Borrower's liability coverage limits (or the coverage limits of any successor to Borrower or such successor's parent which is providing coverage) and (x) provide that such insurance shall have cross-liability and severability of interest endorsements (which shall not increase the aggregate policy limits of Borrower's insurance). All insurance policies shall (y) provide that Borrower's insurance shall be primary without a right of contribution of Lenders' insurance, if any, or any obligation on the part of Lenders to pay premiums of Borrower, and (z) shall contain a clause requiring the insurer to give Lenders at least 30 days' prior written notice of its cancellation (other than cancellation for non-payment for which 10 days' notice shall be sufficient). Borrower shall on or prior to the first Funding Date and prior to each policy renewal, furnish to Lenders certificates of insurance or other evidence satisfactory to Lenders that such insurance coverage is in effect.


                                  ARTICLE VII
                               NEGATIVE COVENANTS
                               ------------------

   7.01.  Negative Covenants.  So long as the Obligations remain outstanding,
          ------------------
Borrower shall not:

   (a)  Name; Location of Chief Executive Office and Collateral.  Without thirty
        -------------------------------------------------------
(30) days prior written notice to Lenders, change its chief executive office or principal place of business or remove or cause to be removed from or locate any material items of Collateral at any locations other than a location specified in
Section 5.04.

   (b)  Liens on Collateral. Create, incur, assume or suffer to exist any Lien
        -------------------
of any kind upon any Collateral, whether now owned or hereafter acquired, except Permitted Liens.

   (c)  Negative Pledge Regarding Intellectual Property. Create, incur, assume
        -----------------------------------------------
or suffer to exist any Lien of any kind upon any Intellectual Property, whether now owned or hereafter acquired, except Permitted Liens.

   (d)  Dispositions of Collateral or Intellectual Property. Convey, sell, offer
        ---------------------------------------------------
to sell, lease, transfer, exchange or otherwise dispose of (collectively, a "Transfer") all or any material part of the Collateral or Intellectual Property
 --------
to any Person, other than: (i) transfers of inventory in the ordinary course of business; (ii) transfers which would constitute Permitted Liens under clause (g) of the definition of Permitted Liens; or (iii) transfers of worn-out or obsolete equipment.

   (e)  Distributions.  (i) Pay any dividends or make any distributions on its
        -------------
Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities (other than repurchases by cancellation of indebtedness pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in an aggregate amount not to exceed $100,000); (iii) return any capital to any holder of its Equity Securities as such; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or (v) set apart any sum for any such purpose; provided, however, that Borrower may pay dividends payable solely in Common Stock.

  (f)  Mergers or Acquisitions.  Merge or consolidate with or into any other
       -----------------------
Person or acquire or all or substantially all of the capital stock or assets of another Person.

  (g)  Transactions With Affiliates. Enter into any contractual obligation with
       ----------------------------
any affiliate or engage in any other transaction with any affiliate except upon terms at least as favorable to Borrower as an arms-length transaction with unaffiliated Persons, excluding transactions with employees in connection with the purchase of the Company's securities in connection with stock option or stock purchase plans or agreements.

  (h)  Maintenance of Accounts.  Maintain any deposit accounts or accounts
       -----------------------
holding securities owned by Borrower except (i) accounts located at Trans Pacific National Bank and (ii) other accounts with respect to which Lenders take such action as they deem necessary to obtain a perfected security interest in such account.

  (i)  Indebtedness Payments.  Prepay, redeem, purchase, defease or otherwise
       ---------------------
satisfy in any manner prior to the scheduled repayment thereof any Indebtedness for borrowed money (other than amounts due under this Loan Agreement or the Notes or under any revolving credit agreement constituting Permitted Indebtedness hereunder) or lease obligations, (ii) amend, modify or otherwise change the terms of any Indebtedness for borrowed money or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or shareholders.

  (j)  Subsidiaries.   Without the prior written consent of Lenders, form any
       ------------
Subsidiary, other than a subsidiary in the United Kingdom.

  (k)  Indebtedness.  Create, incur, assume or permit to exist any Indebtedness
       ------------
except Permitted Indebtedness.

  (l)  Investments.  Make any Investment except for Permitted Investments.
       -----------


                                  ARTICLE VIII
                              CONDITIONS PRECEDENT
                              --------------------

   8.01.  Closing.  At the time of execution and delivery of this Agreement,
          -------
Borrower shall have duly executed and/or delivered to Lenders the items set forth in Part I of Schedule 3.
         --------------------

   8.02.  Other Conditions.  The obligation of the Lenders to make the Loans
          ----------------
shall be subject to the execution and/or delivery to such Lenders of each of the items set forth in Part I of Schedule 3 and the satisfaction of by Borrower of
                   --------------------
each condition set forth in Part II of Schedule 3.
                            ---------------------

   8.03.  Covenant to Deliver.  Borrower agrees (not as a condition but as a
          -------------------
covenant) to deliver to Lenders each item required to be delivered to Lenders as a condition to a Loan, if the Loan is advanced. Borrower expressly agrees that the extension of a Loan prior to the receipt by Lenders of any such item shall not constitute a waiver by Lenders of Borrower's obligation to deliver such item.


                                   ARTICLE IX
                              DEFAULT AND REMEDIES
                              --------------------

  9.01.  Events of Default.  An "Event of Default" shall mean the occurrence of
         -----------------
one or more of the following described events:

  (a) Borrower shall (i) default in the payment of principal of or interest on any Loan when the same is due, or (ii) default in the payment of any expense or other amount payable hereunder or thereunder for five (5) days after receipt of written notice from a Lender that the same is due; or

  (b)   Borrower shall breach any provision of Section 7.01; or
                                               ------------

  (c) Borrower shall default in the performance of any covenant, agreement or obligation (other than a covenant, agreement or obligation referred to in,
Section 9.01(a) or Section 9.01(b)) contained in any Operative Document (other
---------------    ---------------
than the Warrants) and Borrower shall fail to cure within thirty (30) days after receipt of written notice from Lenders any default in the performance of any such covenant, agreement or obligation contained therein; or

   (d)  Borrower shall have breached any material term of a Warrant; or

   (e) Any representation or warranty made herein or on the Funding Date by Borrower in any Operative Document, or any certificate or financial statement furnished pursuant to the provisions of any Operative Document, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

   (f) Any Operative Document (other than a Warrant which has expired or a Note which has been repaid in full) shall in any material respect cease to be, or Borrower shall assert that any Operative Document is not, a legal, valid and binding obligation of Borrower enforceable in accordance with its terms; or

   (g) A default shall exist under any agreement of Borrower which consists of the failure to pay any Indebtedness at maturity or which results in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness of Borrower in an amount in excess of Two Hundred Fifty Thousand Dollars ($250,000) or a default shall exist under any financing agreement with a Lender or any of such Lender's affiliates; or

   (h) A proceeding shall have been instituted in a court of competent jurisdiction seeking a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee (or similar official) of Borrower or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding; or

   (i) Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian (or other similar official) of Borrower or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing; or

  (j) A final judgment or order for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000) (exclusive of amounts covered by insurance issued by an insurer not an affiliate of Borrower) shall be rendered against Borrower and the same shall remain undischarged for a period of thirty
(30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of Borrower and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy.

  9.02.  Consequences of Event of Default.
         --------------------------------

  (a)  If an Event of Default specified under any of clauses (a) through (g) or
                                                     --------------------------
(j) of Section 9.01 shall occur and be continuing, Lenders may (i) declare all
---    ------------
of the Loans, together with interest thereon, plus any premium and all other liabilities of Borrower hereunder and under the other Operative Documents to be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and (ii) terminate any commitment to make the Loans and terminate any commitment to advance money or extend credit to or for the benefit of Borrower pursuant to any other agreement or commitment extended by a Lender to Borrower.

  (b)  If an Event of Default specified under clause (h) or (i) of Section 9.01
                                              ---------------------------------
shall occur, then immediately and without notice (i) the Loans, together with interest thereon, plus premium, if any, and all other liabilities of Borrower hereunder and under the other Operative Documents shall automatically become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and (ii) Lenders' commitments hereunder to make the Loans and any other commitment of Lenders to Borrower to advance money or extend credit pursuant to any other agreement or commitment shall be terminated.

  9.03.  Rights Regarding Collateral.  Borrower agrees that when any Event of
         ---------------------------
Default has occurred and is continuing, Lenders shall have the rights, options, duties and remedies of a secured party as permitted by law and, in addition to and without limiting the foregoing, Lenders may exercise any one or more or all, and in any order, of the remedies herein set forth, including the following:

  (a) Lenders, personally or by agents or attorneys, shall have the right (subject to compliance with any applicable mandatory legal requirements) to require Borrower to assemble the Collateral and make it available to Lenders at a place to be designated by Lenders or to take immediate possession of the Collateral, or any portion thereof, and for that purpose may pursue the same wherever it may be found, and may enter any of premises of Borrower, with or without notice, demand, process of law or legal procedure, to the extent permitted by applicable law, and search for, take possession of, remove, keep and store the same, or use and operate or lease the same until sold.

  (b) Lenders may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession and either before or after taking possession, without instituting any legal proceedings whatsoever, having first given notice of such sale by registered or certified mail to Borrower once at least ten (10) days prior to the date of such sale, and having first given any other notice which may be required by law, sell and dispose of the Collateral, or any part thereof, at a private sale or at public auction, to the highest bidder, in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as Lenders may determine, and at any place (whether or not it be the location of the Collateral or any part thereof) designated in the notice referred to above. To the extent permitted by applicable law, any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further published notice, and Borrower, Lenders or the holder or holders of the Notes, or of any interest therein, may bid and become the purchaser at any such sale.

  (c) Lenders may proceed to protect and enforce this Agreement and the other Operative Documents by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted; or for foreclosure hereunder, or for the appointment of a receiver or receivers for any real property security or any part thereof, or for the recovery of judgment for the Obligations or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

  9.04. Waiver by Borrower.  Upon the occurrence of an Event of Default, to
        ------------------
the extent permitted by law, Borrower covenants that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take nor insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and, to the full extent legally permitted, except as to rights expressly provided herein, hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of Borrower, acquiring any interest in or title to the Collateral or any part thereof subsequent to the date of this Agreement, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Lenders, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

  9.05. Effect of Sale. Any sale, whether under any power of sale available to
        --------------
Lenders or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Borrower in and to the property sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against any and all persons claiming the property sold or any part thereof under, by or through Borrower, its successors or assigns.

  9.06. Application of Collateral Proceeds.  The proceeds and/or avails of the
        ----------------------------------
Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Lenders at the time of, or received by Lenders after, the occurrence of an Event of Default hereunder) shall be paid to and applied as follows:

  (a)  First, to the payment of reasonable costs and expenses, including all
       -----
amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by Lenders;

  (b)  Second, to the payment to Lenders of the amount then owing or unpaid on
       ------
the Notes, and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Notes, then first, to the unpaid
                                                          -----
interest thereon, second, to unpaid principal thereof and third to the remaining
                  ------                                  -----
balance of the Obligations under the Notes; such application to be made upon presentation of the Notes, and the notation thereon of the payment, if partially paid, or the surrender and cancellation thereof, if fully paid;

  (c)     Third, to the payment of other amounts then payable to Lenders under
          -----
any of the Operative Documents; and

  (d)     Fourth, to the payment of the surplus, if any, to Borrower, its
          ------
successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

  9.07.   Reinstatement of Rights.  If Lenders shall have proceeded to enforce
          -----------------------
any right under this Agreement or any other Operative Document by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Lenders, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Lenders shall be restored to their former position and rights hereunder with respect to the property subject to the security interest created under this Agreement.


                                   ARTICLE X
                                 MISCELLANEOUS
                                 -------------

  10.01.  Modifications, Amendments or Waivers.  The provisions of any
          ------------------------------------
Operative Document may be modified, amended or waived only by a written instrument signed by the parties thereto.

  10.02.  No Implied Waivers; Cumulative Remedies; Writing Required.  No delay
          ---------------------------------------------------------
or failure of Lenders in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder of Lenders are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of Lenders of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only in the specified instance and to the extent specifically set forth in such writing.

  10.03.  Expenses; Indemnification.  Borrower agrees upon demand to pay or
          -------------------------
reimburse Lenders for all liabilities, obligations and out-of-pocket expenses, including reasonable fees and expenses of counsel for Lenders, from time to time arising in connection with (i) the negotiation, documentation and funding of this Agreement, the Loans and the other Operative Documents and any amendments thereto, and (ii) the enforcement or collection of sums due under the Operative Documents. Borrower shall indemnify, reimburse and hold Lenders, each of Lenders' partners, and each of their respective successors, assigns, agents, officers, directors, shareholders, servants, agents and employees harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including claims relating to environmental discharge, cleanup or compliance), all costs and expenses whatsoever to the extent they may be incurred or suffered by such indemnified party in connection therewith (including reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any item of Collateral, damage to or loss of use of property (including consequential or special damages to third parties or damages to Borrower's property), or bodily injury to or death of any person (including any agent or employee of Borrower) (each, a "Claim"), directly or indirectly relating to or
                                -----
arising out of the use of the proceeds of the Loans or otherwise, the falsity of any representation or warranty of Borrower or Borrower's failure to comply with the terms of this Agreement or any other Operative Document during the Term.
The foregoing indemnity shall cover, without limitation, (i) any Claim in connection with a design or other defect (latent or patent) in any item of equipment included in the Collateral, (ii) any Claim for infringement of any patent, copyright, trademark or other intellectual property right, (iii) any Claim resulting from the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Materials on the premises of Borrower, including any Claims asserted or arising under any Environmental Law, or (iv) any Claim for negligence or strict or absolute liability in tort; provided, however, that
                                                    -----------------
Borrower shall not indemnify Lenders for any liability incurred by Lenders as a direct result of Lenders' gross negligence or willful misconduct. Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Agreement. Upon Lenders' written demand, Borrower shall assume and diligently conduct, at its sole cost and expense, the entire defense of Lenders, each of its partners, and each of their respective, agents, employees, directors, officers, shareholders, successors and assigns against any indemnified Claim described in this Section 10.03. Borrower shall
                                                -------------
not settle or compromise any Claim against or involving Lenders without first obtaining Lenders' written consent thereto, which consent shall not be unreasonably withheld.

   10.04.  Damages.   NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS
           -------
AGREEMENT OR ANYWHERE ELSE, EACH PARTY HERETO AGREES THAT IT SHALL NOT SEEK FROM ANY OTHER PARTY UNDER ANY THEORY OF LIABILITY (INCLUDING ANY THEORY IN TORTS), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

   10.05.  Notices; Payments.
           -----------------

   (a) All notices and other communications given to or made upon any party hereto in connection with this Agreement shall be in writing (including telexed, telecopied or telegraphic communication) and mailed (by certified or registered mail), telexed, telegraphed, telecopied or delivered to the respective parties, as follows:

        Borrower: At the address set forth on the cover page of this Agreement.

        Lenders:  MMC/GATX PARTNERSHIP NO. 1
                  c/o GATX Capital Corporation
                  Four Embarcadero Center
                  Suite 2200
                  San Francisco, California  94111
                  Telephone No.:  415-955-3200
                  Telecopier No.:  415-955-3493
                  Attention:  Contract Administration
                  with a copy of all financial information to:

                  MEIER MITCHELL & COMPANY
                  4 Orinda Way, Suite 200B
                  Orinda, California  94563


                  and

                  TRANSAMERICA BUSINESS CREDIT CORPORATION
                  76 Batterson Park Road
                  Farmington, Connecticut 060032-2571
or in accordance with any subsequent written direction from either party to the other. All such notices and other communications shall, except as otherwise expressly herein provided, be effective when received; or in the case of delivery by messenger or overnight delivery service, when left at the appropriate address.

  (b) Unless Lenders specify otherwise in writing, all payments shall be made by wire transfer to:


              GATX Capital Corporation

              Bank Name:                 NationsBank
              Bank Address:              Dallas, Texas 75202
              Account No.:               3750878673
              ABA Routing No.:           111-000012
              Reference:                 Pilot Network Services Invoice #______

       and

              Transamerica Business Credit Corporation

              Bank Name:                 The First National Bank of Chicago
              Bank Address:              One First National Plaza
                                         Chicago IL 60670
              Account No.:               55-75427
              ABA Routing No.:           071-000-013
              Reference:                 PILOT NETWORK SERVICES, INC.
                                         Customer No. ____________
              Account Name:              Transamerica Technology Finance

   10.06.  Termination.  This Agreement shall terminate at the end of the Term;
           -----------
provided, however, that the termination of this Agreement shall not affect any
--------  -------
of the rights and remedies of Lenders hereunder, it being understood and agreed that all such rights and remedies shall continue in full force and effect until payment of all amounts owed to Lenders under or in connection with the Operative Documents, whether on account of principal, interest, fees or otherwise.

   10.07.  Severability.  If any provision of any Operative Document is held
           ------------
invalid or unenforceable to any extent or in any application, the remainder of such Operative Document and all other Operative Documents, or the application of such provision to different Persons or circumstances or in different jurisdictions, shall not be affected thereby.

   10.08.  Survival.  All representations, warranties, covenants and agreements
           --------
of Borrower contained herein or made in writing in connection herewith shall survive the execution and delivery of the Operative Documents, the making of the Loans hereunder, the granting of security and the issuance of the Notes.

   10.09.  Relationship of Parties.  Subject to a separate Intercreditor
           -----------------------
Agreement between the Lenders, Borrower and each Lender acknowledge, understand and agree that:

   (a) The relationship between the Borrower, on the one hand, and Lenders, on the other, is, and at all time shall remain solely that of a borrower and lenders. Lenders shall not under any circumstances be construed to be partners or joint venturers of Borrower or any of its Affiliates; nor shall Lenders under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or any of its Affiliates, or to owe any fiduciary duty to Borrower or any of its Affiliates. Lenders do not undertake or assume any responsibility or duty to Borrower or any of its Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform the Borrower or any of its Affiliates of any matter in connection with its or their Property, any Collateral held by any Lender or the operations of Borrower or any of its Affiliates. Borrower and each of its Affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by any Lender in connection with such matters is solely for the protection of Lenders and neither Borrower nor any Affiliate is entitled to rely thereon.

  (b) The relationship between the Lenders is, and at all time shall remain solely that of co-lenders. Lenders shall not under any circumstances be construed to be partners or joint venturers of each other; nor shall the Lenders under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with each other, or to owe any fiduciary duty to each other. Lenders do not undertake or assume any responsibility or duty to each other to select, review, inspect, supervise, pass judgment upon or otherwise inform each other of any matter in connection with Borrower or Borrower's Property, any Collateral held by any Lender or the operations of Borrower. Each Lender shall rely entirely on its own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by any Lender in connection with such matters is solely for the protection of such Lender.

  10.10. Governing Law.  This Agreement, the other Operative Documents and the
         -------------
rights and obligations of the parties hereto and thereto shall be governed by and construed and enforced in accordance with the laws of the State of California. Any action to enforce this Agreement against Borrower may be brought in California or, with regard to Collateral, may also be brought wherever such Collateral is located.

  10.11. Successors and Assigns.  This Agreement and the other Operative
         ----------------------
Documents shall be binding upon and inure to the benefit of Lenders, all future holders of the Notes, Borrower and their respective successors and permitted assigns, except that Borrower may not assign or transfer its rights hereunder or any interest herein without the prior written consent of Lenders; provided, however, that this Agreement may be assigned in connection with the reincorporation of Borrower in the State of Delaware so long as the new corporation expressly assumes the obligations of Borrower hereunder. Each Lender may sell to any other financial entity (a "Participant") participation
                                                  -----------
interests in Lender's rights under this Agreement and the other Operative Documents; provided that notwithstanding the sale of participations, such Lender shall remain solely responsible for the performance of its obligations under this Agreement, such Lenders shall remain the holder of its Note for all purposes under this Agreement and Borrower shall continue to deal solely and directly with such Lender in connection with this Agreement and the other Loan Documents. Lenders may disclose the Operative Documents and any other financial or other information relating to Borrower or any Subsidiary to any potential Participant, provided that such Participant agrees to protect the confidentiality of such documents and information using the same measures that it uses to protect its own confidential information.

  10.12. Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

     10.13.    Further Assurances. Borrower will, at its own expense, from time
               ------------------
to time do, execute, acknowledge and deliver all further acts, deeds, conveyances, transfers and assurances, and all financing and continuation statements and similar notices, reasonably necessary or proper for the perfection of the security interest being herein provided for in the Collateral, whether now owned or hereafter acquired.

     10.14.    Power of Attorney in Respect of the Collateral. Borrower does
               ----------------------------------------------
hereby irrevocably appoint Lenders (which appointment is coupled with an interest), the true and lawful attorney-in-fact of Borrower with full power of substitution, for it and in its name (a) to perform (but Lenders shall not be obligated to and shall incur no liability to Borrower or any third party for failure to perform) any act which Borrower is obligated by this Agreement to perform, (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all rents, issues, profits, avails, distributions, income, payment draws and other sums in which a security interest is granted under Section 5.01 with full power to settle, adjust or compromise
                 ------------
any claim thereunder as fully as if Lenders were Borrower itself, (c) to receive payment of and to endorse the name of Borrower to any items of Collateral (including checks, drafts and other orders for the payment of money) that come into Lenders' possession or under Lenders' control, (d) to make all demands, consents and waivers, or take any other action with respect to, the Collateral,
(e) in Lenders' discretion, to file any claim or take any other action or institute proceedings, either in its own name or in the name of Borrower or otherwise, which Lenders may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of Lenders in and to the Collateral, and (f) to otherwise act with respect thereto as though Lenders were the outright owner of the Collateral; provided, however, that the power of attorney
                                  --------  -------
herein granted shall be exercisable only upon the occurrence and during the continuation of an Event of Default unless in Lenders' reasonable opinion immediate action is necessary to preserve or protect the Collateral. Borrower agrees to reimburse Lenders upon demand for all reasonable costs and expenses, including attorneys' fees and expenses, which Lenders may incur while acting as Borrower's attorney in fact hereunder, all of which costs and expenses are included within the Obligations.

     10.15.    Confidentiality. All information (other than periodic reports
               ---------------
filed by Borrower with the Securities and Exchange Commission) disclosed by Borrower to Lenders in writing or through inspection pursuant to this Agreement shall be considered confidential. Lenders agree to use the same degree of care to safeguard and prevent disclosure of such confidential information as Lenders uses with its own confidential information, but in any event no less than a reasonable degree of care. Lenders shall not disclose such information to any third party (other than Lenders' or Lenders' partner's attorneys and auditors subject to the same confidentiality obligation set forth herein) and shall use such information only for purposes of evaluation of its investment in Borrower and the exercise of Lenders' rights and the enforcement of their remedies under this Agreement and the other Operative Agreements. The obligations of confidentiality shall not apply to any information that (a) was known to the public prior to disclosure by Borrower under this Agreement, (b) becomes known to the public through no fault of Lenders, (c) is disclosed to Lenders by a third party' having a legal right to make such disclosure, or (d) is independently developed by Lenders.

     10.16     Consent. Transamerica Business Credit Corporation ("TBCC")
               -------
hereby consents and agrees that the execution, delivery and performance of this Agreement and the other Operative Documents by Borrower will not result in or constitute (i) a breach or violation of any representation, warranty or covenant of Borrower contained in that certain Loan and Security Agreement dated as of May 11, 1998 or that certain Master Loan and Security Agreement dated as of September 1, 1997, each between Borrower and TBCC (collectively, the "Prior Documents"), or (ii) an "Event of Default" (as such term is defined under each of the Prior Documents) under any of the Prior Documents, and such Prior Documents shall be deemed amended and modified to reflect such consent and agreement.

SCHEDULES

     1   Funding Certificate
     2   Disclosure Schedule
     3   Conditions Precedent

EXHIBITS

     A   Form of Secured Promissory Note
     B   Form of Warrant
     C   Form of Opinion of Counsel

                                  SCHEDULE 1

                              FUNDING CERTIFICATE


     The undersigned, ___________________, being the duly elected and acting ______________ of PILOT NETWORK SERVICES, INC., a California corporation ("Borrower"), does hereby certify to the Lenders (as defined in the Loan Agreement defined below) in connection with that certain Loan and Security Agreement dated as of June 30, 1998, among Borrower and certain Lenders named therein (the "Loan Agreement"; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

     1. The representations and warranties made by Borrower in  Article III of
                                                                -----------
        the Loan Agreement and in the other Operative Documents are true and correct as of the date hereof.

     2. No event or condition has occurred and is continuing that would constitute a Default or an Event of Default under the Loan Agreement or any other Operative Document.

     3. Borrower is in compliance with the covenants and requirements contained in Articles IV, VI and VII of the Loan Agreement.
           -----------------------

     4. All conditions referred to in Article VIII of the Loan Agreement to the
                                      ------------
        making of the Loan to be made on or about the date hereof been satisfied.

     5. No material adverse change in the general affairs, management, results of operations, condition (financial or otherwise) or prospects of Borrower, whether or not arising from transactions in the ordinary course of business, has occurred.



Dated: _________, 199__

                                    PILOT NETWORK SERVICES, INC.


                                    By:__________________________

                                    Name:________________________

                                    Title:_______________________

                                  SCHEDULE 2

                              DISCLOSURE SCHEDULE

                                  SCHEDULE 2

                              DISCLOSURE SCHEDULE

                                  SCHEDULE 3

                             CONDITIONS PRECEDENT

PART I:
------

     At the time of execution and delivery of this Agreement, there shall also have been duly executed and delivered to Lenders:


     (a)  The Warrants executed in favor of Lenders;

     (b) A favorable opinion of counsel for Borrower, dated as of the closing date, in the form attached hereto as Exhibit C or such other form or
                                               ---------
          forms as Lenders may accept;

     (c) Copies, certified by the Secretary, Assistant Secretary or Chief Financial Officer of Borrower as of the closing date, of Borrower's charter documents and bylaws and of all documents evidencing corporate action taken by Borrower authorizing the execution, delivery and performance of the Operative Documents to which Borrower is a party, in form and substance satisfactory to Lenders and its counsel;

     (d) Good standing certificate from Borrower's state of incorporation and the state in which Borrower's principal place of business is located, together with certificates of the applicable governmental authorities that Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date;

     (e)  Evidence of the insurance coverage required by Section 6.01(d) of this
                                                         ---------------
          Agreement;

     (f) All necessary consents of shareholders and other third parties with respect to the execution, delivery and performance of this Agreement, the Warrants, the Notes and the other Operative Documents;

     (g) Form UCC-1 Financing Statements, duly executed by Borrower, or other documents, and Borrower shall have taken such actions, if any, as Lenders shall reasonably determine are necessary or desirable to perfect and protect its security interest in the Collateral;

     (h) Notices of Security Interest to Depository Banks in the forms provided by Lenders; and

     (i)  All other documents as Lenders shall have reasonably requested.


PART II
-------

     On or prior to the Funding Date of the Loans, each of the items set forth in Part I of this Schedule 3 shall have been delivered to such Lenders and the
   -------------------------
following conditions shall have been satisfied or waived by such Lenders:

     (a) Borrower shall have provided to Lenders such documents, instruments and agreements as Lenders shall reasonably request to evidence the perfection and priority of the security interests granted to Lenders pursuant to Article V;
                      ---------

     (b)  No Event of Default or Default shall have occurred and be continuing;

     (c) Borrower shall have duly executed and delivered to each Lender a Note in the amount of such Lender's Loan;

     (d) In Lenders' sole discretion, there shall not have occurred any material adverse change in the general affairs, management, results of operations, condition (financial or otherwise) or prospects of Borrower, whether or not arising from transactions in the ordinary course of business, and there shall not have occurred since the date first written on the cover page of this Agreement any material adverse deviation by Borrower from the business plan of Borrower presented to and not disapproved by Lenders;

     (e) The representations and warranties contained in this Agreement and the other Operative Documents to which Borrower is a party shall be true and correct in all material respects as if made on such Funding Date;

     (f)  Each of the Operative Documents remains in full force and effect; and

     (g) The Funding Date of the Loans shall not be later than the Commitment Termination Date.

                                   EXHIBIT A

                            SECURED PROMISSORY NOTE



$3,000,000                                                 Dated:  June 30, 1998

          FOR VALUE RECEIVED, the undersigned, PILOT NETWORK SERVICES, INC., a California corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of
                         --------
[LENDER]  ("Lender") the principal amount of Three Million Dollars ($3,000,000)
            ------
or such lesser amount as shall equal the outstanding principal balance of the Loan made to Borrower by Lender pursuant to the Loan and Security Agreement referred to below (the "Loan Agreement"), and to pay all other amounts due with
                        --------------
respect to the Loan on the dates and in the amounts set forth in the Loan Agreement.

          Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. The Loan Rate for this Note is 13.5% per annum based on a year of twelve 30 day
months.   Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan on each Payment Date, commencing August 1, 1998, through and including June 1, 1999. All principal, accrued and unpaid interest and other amounts due under the Loan Agreement shall be payable on June 30, 1999; provided, however, that, at the option of Borrower, Borrower may make a payment of accrued interest only on July 1, 1999 and all principal, accrued and unpaid interest and other amounts due under the Loan Agreement may be paid on July 30, 1999 and during such one month extension period, the Loan shall accrue interest at a rate of seventeen and one-half percent (17.5%) per annum.

          Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender by wire transfer according to the wire transfer instructions set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

          This Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan and Security Agreement, dated as of June 30, 1998, to which Borrower and Lender are parties. The Loan Agreement, among other things,
(a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

          This Note may be not be prepaid except as set forth in Section 2.01(d) of the Loan Agreement.

          This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, any premium thereon, interest on the Loan and all other amounts due Lenders under the Loan Agreement is secured under the Loan Agreement.

          Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

          Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by Lenders in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

                 LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL


        Principal                     Scheduled
Date     Amount    Interest Rate    Payment Amount   Notation By
----     ------    -------------    --------------   -----------

                 LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL


        Principal                     Scheduled
Date     Amount    Interest Rate    Payment Amount   Notation By
----     ------    -------------    --------------   -----------

                                   EXHIBIT B

                                FORM OF WARRANT

                                   EXHIBIT C

                          FORM OF OPINION OF COUNSEL



                                 June 30, 1998


MMC/GATX PARTNERSHIP NO. 1
c/o GATX Capital Corporation, Agent
Four Embarcadero Center
Suite 2200
San Francisco, California 94111

and

TRANSAMERICA BUSINESS CREDIT CORPORATION
76 Batterson Park Road
Farmington, Connecticut 060032-2571

Ladies and Gentlemen:

               We have acted as counsel for PILOT NETWORK SERVICES, INC. (the "Borrower") in connection with (i) the execution of the Loan and Security Agreement of even date herewith (the "Loan Agreement") among Borrower, MMC/GATX PARTNERSHIP NO. 1 and TRANSAMERICA BUSINESS CREDIT CORPORATION ("Lenders"), (ii) the issuance of warrants to purchase Borrower's Common Stock (the "Warrants") and (iii) the transactions contemplated thereby. This opinion is being rendered to you pursuant to Section 8.01 of the Loan Agreement. Capitalized terms not otherwise defined in this opinion have the meaning given them in the Loan Agreement.

               In connection with this opinion and our representation, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following:

     (i)   The Loan Agreement;

     (ii)  The Warrants;

     (iii) The Notes dated as of June 30, 1998;

     (iv) The Restated Articles of Incorporation and the Bylaws of Borrower, each as in effect on the date hereof;

     (v) The certificate of an officer of Borrower as to certain factual matters ("Officer Certificate");

     (vi) Certificates issued by the Secretary of State of the State of California dated _______________________, 1998, certifying the good standing of Borrower;

     (vi) Such other documents, records, and certificates as we have deemed necessary or appropriate as a basis for the opinions hereafter expressed.

     The Loan Agreement, the Notes and the Warrants are hereinafter referred to as the "Transaction Documents."

     In such examinations we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to originals of all documents submitted to us as certified, facsimile, telecopied or photostatic copies thereof. As to certain matters of fact material to our opinion, we have relied upon the Officer Certificate and upon your representations in the Transaction Documents.

     As used in this opinion, the expression "to the best of our knowledge," means the actual present knowledge or belief of those attorneys in our firm who have or who are currently representing Borrower. We have not undertaken any independent investigation to determine the existence or nonexistence of other facts, and no inference as to our knowledge of the existence or nonexistence of other facts should be drawn from the fact of this firm's representation of Borrower in connection with the Transaction Documents.

     Based upon and subject to the foregoing and subject to the qualifications contained herein, we are of the opinion that:

          (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

          (b) Borrower has the requisite corporate power and authority to execute, deliver and perform the Transaction Documents and to issue the Warrants. All action on the part of Borrower, its directors and its shareholders necessary for the authorization, execution, delivery and performance of the Transaction Documents, has been taken. The Transaction Documents have been duly executed and delivered by an authorized officer of Borrower.

          (c) The execution, delivery and performance of the Transaction Documents do not conflict with or violate any provision of Borrower's Restated Articles of Incorporation or Bylaws or of applicable law and, to the best of our knowledge, do not conflict with or constitute a default under any provision of any judgment, writ, decree, order or material agreement, indenture, or instrument to which Borrower is a party or by which it is bound.

          (d) The Transaction Documents constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms. To our knowledge, no filing need be made with any governmental authority with respect to the Transaction Documents in connection with an exemption from state usury laws or in connection with any other matter.

          (e) The shares of Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance upon such exercise, and when issued in accordance with the terms of the Warrants, will be duly authorized, validly issued, fully paid and non-assessable.

          The opinions set forth above are subject to the following additional qualifications, assumptions, limitations and exceptions:

          (A) The effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally.

          (B) Limitations imposed by general equitable principles upon the specific enforceability of any of the provisions of the Transaction Documents and upon the availability of injunctive relief or other equitable remedies.

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                         PILOT NETWORK SERVICES, INC.

                       WARRANT TO PURCHASE 37,500 SHARES
                                OF COMMON STOCK

     THIS CERTIFIES THAT, for value received, TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees are entitled to subscribe for and purchase 37,500 shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4 hereof, the "Shares") of PILOT NETWORK SERVICES, INC., a California corporation (the "Company"), at the price per share determined as set forth in the next paragraph (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Date of Grant" shall mean June 30, 1998, and (b) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

     The Warrant Price per share shall be equal to the lesser of (i) eighty percent (80%) of the "price to the public" in an initial public offering of Common Stock (an "Initial Public Offering") effected pursuant to a Registration Statement on Form S-1 (or its successor) filed under the Securities Act of 1933, as amended (the "Act"), or (ii) $30.00 (as such price may be adjusted as specified in paragraph 4); provided, however, that if the Company's next offering of its equity securities is not an Initial Public Offering but has net proceeds to the Company of at least $5,000,000, then the Warrant Price shall be the effective price per share at which equity securities (on a Common Stock equivalent basis) are sold in such offering; provided, further, however, that if neither an Initial Public Offering nor a private offering meeting the requirements of the first proviso to this sentence is closed prior to December 31, 1998 or if an Acquisition Transaction (as defined below) occurs prior to such date, then the Warrant Price shall be $12.00 per share (as such price may be adjusted as specified in paragraph 4).

     1.  Term.  The purchase right represented by this Warrant is exercisable,
         ----
in whole or in part, at any time and from time to time from the Date of Grant through four (4) years after the Date of Grant; provided, however, that if the Company's next offering of equity securities is not an Initial Public Offering, then this Warrant shall be exercisable through five (5) years after the Date of Grant ; provided, however, that notwithstanding any other provision of this Warrant, contemporaneously with the closing of a merger or consolidation of the Company with or into another corporation, a sale of all or substantially all of the assets of the Company or the purchase by a person or group of related persons of all of the outstanding capital stock of the Company (each, an "Acquisition Transaction"), the Company shall have the right to purchase or cause to be purchased this Warrant at a purchase price for each Share then issuable upon exercise of this Warrant equal to either (i) five times the then applicable Warrant Price, or (ii) three times the then applicable Warrant Price only if (A) the acquiror in the Acquisition Transaction has a net worth as of the end of its most recent fiscal year in excess of $100,000,000 and (B) the Company has certified in writing to the holder that it has made a good faith effort to cause the acquiror to issue a new warrant to the holder pursuant to the terms of Section 4(a) of this Warrant and the acquiror has declined to do so.

     2.   Method of Exercise; Payment; Issuance of New Warrant.  Subject to
          ----------------------------------------------------
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not with respect to fewer than 100 shares at any one time) and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, or (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or by Wire Transfer from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased or (c) exercise of the right provided for in Section 10.3 hereof. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

     3.   Stock Fully Paid; Reservation of Shares. All Shares that may be issued
          ---------------------------------------
upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4.   Adjustment of Warrant Price and Number of Shares.  The number and kind
          ------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a)  Reclassification or Merger. Except as set forth in Section 1, in
               --------------------------
case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation

(other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

          (b)  Subdivision or Combination of Shares. If the Company at any time
               ------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          (c)  Stock Dividends and Other Distributions. If the Company at any
               ---------------------------------------
time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, or (ii) make any other distribution of Common Stock with respect to Common Stock (except any distribution specifically provided for in Sections 4(a) and 4(b)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

          (d)  Adjustment of Number of Shares. Upon each adjustment in the
               ------------------------------
Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     5.   Notice of Adjustments.  Whenever the Warrant Price or the number of
          ---------------------
Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant at such holder's last known address.

     6.   Fractional Shares. No fractional shares of Common Stock will be issued
          -----------------
in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

     7.   Compliance with Act; Disposition of Warrant or Shares of Common Stock.
          ---------------------------------------------------------------------

          (a)  Compliance with Act. The holder of this Warrant, by acceptance
               -------------------
hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO,
(ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

     Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

     (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

     (2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

     (3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

     (4) The holder of this Warrant is an institutional "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act.

               (b)  Disposition of Warrant or Shares. With respect to any offer,
                    --------------------------------
sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

          (c)  Applicability of Restrictions. Neither any restrictions of any
               -----------------------------
legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer or grant of a security interest in, this Warrant (or the Common Stock obtainable upon exercise thereof) or any part hereof in compliance with applicable securities laws (i) to a partner of the holder if the holder is a partnership, (ii) to a partnership of which the holder is a partner, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on
--------  -------
the Company's request agree in writing to be bound by the terms of this Warrant as if an original signatory hereto.

     8.   Rights as Shareholders; Information.  No holder of this Warrant, as
          -----------------------------------
such, shall be entitled to vote or receive dividends or be deemed the holder of Shares, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

     9.   Registration Rights.
          -------------------

          (a)  Registration.

               (i) Upon a request by the holder of this Warrant which is delivered to the Company in writing not less than 150 days and not more than 240 days after the closing of an Initial Public Offering , the Company shall prepare and file with the Securities and Exchange Commission ("SEC") within 30 days of such notice a registration statement under Rule 415 of the Act to register the Shares for sale by the holder of this Warrant and shall thereafter use all reasonable efforts to cause such registration statement to become effective as promptly as possible thereafter.

               (ii) The Company shall, until the first anniversary of the Date of Grant, keep such registration statement for the Shares in effect and current and from time to time amend or supplement the registration statement and the prospectus in connection therewith in compliance with the Act to permit the sale or distribution of the Shares with respect to which such registration statement shall have become effective. If at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing, or should issue a stop order suspending the effectiveness of any such registration statement, the Company will promptly notify the initial holder of this Warrant and will use its reasonable best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Company will advise the initial holder of this Warrant promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the registration or qualification of any of the Shares for sale in any jurisdiction.

               (iii) The holder agrees, by acceptance of this Warrant, that, upon receipt of any notice from the Company of (A) the happening of any event which makes any statements made in the registration statement or related prospectus filed pursuant to this Section 9, or any document incorporated or deemed to be incorporated therein by reference, untrue in any material respect or which requires the making of any changes in such registration statement or prospectus so that, in the case of such registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (B) that, in the judgment of the Company's Board of Directors, it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments, public filings with the SEC or similar events, the holder of this Warrant will forthwith discontinue, for a period not to exceed thirty (30) days, disposition of such Shares covered by such registration statement or prospectus until it is advised in writing by the Company that use of the applicable prospectus may be resumed, and has received copies of any additional or supplemented filings that are incorporated or deemed to be incorporated by reference in such prospectus. The Company shall use all reasonable efforts to insure that the use of the prospectus may be resumed as soon as practicable, and in any event shall not be entitled to require the holder of this Warrant to suspend use of any prospectus for more than forty-five (45) days in any twelve month period.

          (b)  Company Obligations.  Whenever any Shares become subject to a
               -------------------
     registration statement pursuant to this Section 9, the Company shall:

               (i) Promptly notify the holder of this Warrant and confirm such advice in writing (A) when such registration statement becomes effective, (B) when any post-effective amendment to any such registration statement becomes effective and (C) of any request by the SEC for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information;

               (ii) Furnish to the holder of this Warrant such number of copies of any registration statement or any amendment or supplement thereto, and any prospectus (including any preliminary prospectus) contained therein in conformity with the requirements of the Act as the holder of this Warrant may reasonably request in order to effect the offering and sale of the Shares being offered and sold by the holder of this Warrant, but only while the Company is required under the provisions hereof to cause the registration statement to remain current;

               (iii) Use its reasonable best efforts to register or qualify not later than the effective date of such registration statement the Shares registered thereunder under the "blue sky" laws of such states as the holder of this Warrant may reasonably request; provided,
                                                                --------
          however, that the Company shall not be obligated to qualify as a
          -------
          foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any such state where it is not at such time so qualified or subject;

               (iv) Immediately notify the holder of this Warrant, at any time when a prospectus relating to a sale of Shares is required by law to be delivered in connection with sales thereof, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to the holder of this Warrant and to the underwriters any such amendment or supplement;

               (v) The Company and the holder of this Warrant will enter into customary agreements (including an underwriting or indemnity agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of the Shares;

               (vi) In the event of an underwritten offering (in the Company's sole discretion), the Company will use its reasonable best efforts to cause to be furnished to the holder of this Warrant a signed counterpart, addressed to the holder of this Warrant or such underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters as the case may be, as the holder of this Warrant reasonably requests;

               (vii) In the event of an underwritten offering (in the Company's sole discretion), the Company will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
          Section 11(a) of the Act; and

               (viii) The Company will use its reasonably best efforts to cause all Common Stock to be listed on each securities exchange (or the Nasdaq National Market System) on which similar securities issued by the Company are then listed.

          (c)  Expenses.  The Company shall bear the out-of-pocket costs and
               --------
     expenses incurred in connection with any registration pursuant to this
     Section 9. The costs and expenses of any such registration shall include, without limitation, the reasonable fees and expenses of the Company's counsel and its accountants and all other out-of-pocket costs and expenses of the Company incident to the preparation, printing and filing under the Act of the registration statement and all amendments and supplements thereto and the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the securities so registered, the costs and expenses incurred in connection with the qualification of such securities so registered under the "blue sky" laws of various jurisdictions, the fees and expenses of the Company's transfer agent and all other costs and expenses of complying with the foregoing provisions of this Section 9. The holder of this Warrant shall pay any underwriting fees, discounts or commissions attributable to the sale of Shares. The Company shall pay internal Company expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties). The Company shall reimburse the holder of this Warrant for costs incurred by it in connection with any hedging strategy permitted by the securities laws during the period beginning upon the later to occur of (i) the date on which the notice requiring the filing of a registration statement pursuant to this Section 9 is delivered to the Company and (ii) the date 180 days after the closing of the Initial Public Offering, and continuing until the earlier to occur of (x) the date upon which such registration statement becomes effective and (y) the first anniversary of the Grant Date.

          (d)  Indemnification.
               ---------------

               (i)     In the case of any offering registered pursuant to
          Section 9(a), the Company hereby indemnifies and agrees to hold harmless the holder of this Warrant and each person, if any, who controls the holder of this Warrant within the meaning of either
          Section 15 of the Act or Section 20 of the Securities and Exchange Act of 1934, as amended. (the "Exchange Act") from and against any losses, claims, damages or liabilities, joint or several, to which any such persons may be subject, under the Act, the Exchange Act or otherwise, and to reimburse any of such persons for any legal or other expenses reasonably incurred by them in connection with investigating any claims or defending against any actions, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Shares were registered under the Act pursuant to this Section 9, any prospectus (including any preliminary prospectus) contained therein, if used during the period appropriate for such prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided that the indemnification agreement
                                --------
          contained in this Section 9(d)(i) shall not apply to such losses, claims, damages or liabilities which shall arise out of the sale of Shares to any person to the extent such losses, claims, damages or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission if such statement or omission shall have been made (A) in reliance upon information furnished to the Company in writing by the holder of this Warrant specifically for use therein, or (B) in any preliminary prospectus, and the prospectus contained in the registration statement as declared effective or in the form filed by the Company with the SEC pursuant to Rule 424 under the Act corrected such statement or omission and a copy of such final prospectus shall not have been sent or otherwise delivered to such person at or prior to the confirmation of such sale to such person or to the holder of this Warrant for delivery to such person. The Company also agrees to indemnify the underwriters (as defined in the Act) of the Shares, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the holder of this Warrant provided in this Section 9(d)(i).

               (ii) By acceptance of this Warrant, the holder agrees, in the same manner and to the same extent as set forth in the preceding paragraph, to indemnify and to hold harmless the Company and its directors and officers against any losses, claims, damages or liabilities, joint or several, to which any of such persons may be subject under the Act, the Exchange Act or otherwise, and to reimburse any of such persons for any legal or other expenses incurred in connection with investigating or defending against any such losses, claims, damages or liabilities, but only to the extent it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission of a material fact in any registration statement under which the Shares were registered under the Act pursuant to this Section 9, any prospectus contained therein, or any amendment or supplement thereto, which was based upon and made in conformity with information furnished to the Company in writing by the holder of this Warrant expressly for use therein. The holder of this Warrant also agrees to indemnify and hold harmless any underwriter (as defined in the Act) of the Shares, its officers and directors and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Company provided in this Section 9(d)(ii).

               (iii) Each party indemnified under this Section 9 shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in this Section 9, unless the indemnifying party was materially prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified party. In any such action, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (B) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred.

               (iv) If the indemnification provided for in this Section 9 as between the holder of this Warrant and the Company is unavailable to the holder of this Warrant and each person, if any, who controls the holder of this Warrant within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act or to the Company and its officers and directors in respect of any losses, claims, damages or liabilities referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company and of the holder of this Warrant in connection with such statements or omissions, as well as other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of this Warrant on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and holder of this Warrant agree that it would not be just and equitable if contribution pursuant to this Section 9(d)(iv) were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d)(iv), the holder of this Warrant shall not be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses) received by the holder of this Warrant exceeds the amount of any damages which the holder of this Warrant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


     10.   Additional Rights.
           -----------------

     10.1  Secondary Sales.  The Company agrees that it will not interfere with
           ---------------
the holder of this Warrant in obtaining liquidity if opportunities to make secondary sales of the Company's securities become available.

     10.2  Mergers.  The Company shall provide the holder of this Warrant with
           -------
at least twenty (20) days' notice of the terms and conditions of any of the following potential transactions: (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company's property or business, or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of. Subject to the provisions in Section 1, the Company will cooperate with the holder in arranging the sale of this Warrant in connection with any such transaction.

     10.3  Right to Convert Warrant into Stock:  Net Issuance.
           --------------------------------------------------

             (a) Right to Convert.  In addition to and without limiting the
                 ----------------
rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 10.3 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration)
(X) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (Y) the fair market value of one share of Common Stock on the Conversion Date (as herein defined).

     Expressed as a formula, such conversion shall be computed as follows:

     X =   B - A
          ------
             Y

     Where:  X  =  the number of shares of Common Stock that may be issued to holder

             Y  =  the fair market value (FMV) of one share of
                     Common Stock

             A  =  the aggregate Warrant Price (i.e., Converted
                     Warrant Shares x Warrant Price)

             B  =  the aggregate FMV per share (i.e., FMV x Converted
                     Warrant Shares)

     No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

             (b)    Method of Exercise.  The Conversion Right may be exercised
                    ------------------
by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 10.3(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

             (c)    Determination of Fair Market Value.  For purposes of this
                    ----------------------------------
Section 10.3, "fair market value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                         (i)  If the Conversion Right is exercised in connection
with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the SEC, then the initial "Price to Public" specified in the final prospectus with respect to such offering.

                         (ii) If the Conversion Right is not exercised in
connection with and contingent upon a Public Offering, then as follows:

          (A) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing sale prices of the Common Stock on such exchange over the 30 trading day period ending five business days prior to the Determination Date;

          (B) If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five business days prior to the Determination Date; and

          (C) If there is no public market for the Common Stock, then fair market value shall be determined by mutual agreement of the holder of this Warrant and the Company.

          10.4   Exercise Prior to Expiration.   To the extent this Warrant is
                 -----------------------------
not previously exercised as to all of the Shares subject hereto, and if the fair market value of one share of the Common Stock is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to
Section 10.3 above (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Series Preferred upon such expiration shall be determined pursuant to
Section 10.3(c). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 10.4, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

          10.5.  Market Stand-off.  In consideration of the issuance of this
                 ----------------
Warrant, Holder agrees for a period of time (not to exceed one hundred eighty
(180) days) from the effective date of the initial registration of securities of the Company (upon request of the Company or of the underwriters managing any underwritten offering of the Company's securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares, other than Shares included in the registration, without the prior written consent of the Company or such underwriters, as the case may be, provided that all officers and directors of the Company and each holder of more than 5% of the outstanding Common Stock of the Company shall enter into similar agreements.

     11.  Representations and Warranties.  The Company represents and warrants
          ------------------------------
to the holder of this Warrant as follows:

          (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

          (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable;

          (c) The rights, preferences, privileges and restrictions granted to or imposed upon the classes and series of the Company's capital stock and the holders thereof are as set forth in the Company's Articles of Incorporation, as amended to date (the "Charter");

          (d) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby or approvals, waivers or consents which have been obtained; and

          (e) There are no actions, suits, tax audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

     12.  Modification; Waiver Assignment.  This Warrant and any provision
          -------------------------------
hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. Upon any reincorporation of the Company in Delaware, this Warrant shall become a warrant to purchase securities of the new corporation.

     13.  Notices.  Any notice, request, communication or other document
          -------
required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

     14.  Binding Effect on Successors.  Except as provided under Section 1,
          ----------------------------
this Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the Shares) to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the holder hereof to
                              --------
make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     15.  Lost Warrants or Stock Certificates.  The Company covenants to the
          -----------------------------------
holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     16.  Descriptive Headings.  The descriptive headings of the several
          --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

     17.  Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     18.  Survival of Representations, Warranties and Agreements.  All
          ------------------------------------------------------
representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

     19.  Remedies.  In case any one or more of the covenants and agreements
          --------
contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     20.  No Impairment of Rights.  The Company will not, by amendment of its
          -----------------------
Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     21.  Severability.  The invalidity or unenforceability of any provision of
          ------------
this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

     22.  Recovery of Litigation Costs.  If any legal action or other proceeding
          ----------------------------
is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     23.  Entire Agreement; Modification.  This Warrant constitutes the entire
          ------------------------------
agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.


                              PILOT NETWORK SERVICES, INC.

                              By________________________________


                              Title_____________________________

                              Address:  1080 Marina Village Parkway
                                         Alameda, California  94501

                                   EXHIBIT A


                               NOTICE OF EXERCISE


To: PILOT NETWORK SERVICES, INC. (the "Company")


     1.   The undersigned hereby:

          [_]    elects to purchase ____ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

          [_]    elects to exercise its net issuance rights pursuant to Section
     10.3 of the attached Warrant with respect to ____ shares of Common Stock.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                        ________________________________
                                     (Name)


                        ________________________________

                        ________________________________
                                   (Address)

     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

                                              _________________________
                                              (Signature)

________________
     (Date)

                                  EXHIBIT A-1


                               NOTICE OF EXERCISE


To:  PILOT NETWORK SERVICES, INC. (the "Company")


          1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S______, filed ___________,_______, 19____, the undersigned hereby:

          [_] elects to purchase ____ shares of Common Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant, or

          [_]  elects to exercise its net issuance rights pursuant to Section
     10.3 of the attached Warrant with respect to ____ Shares of Common Stock.

     2. Please deliver to the custodian for the selling shareholders a stock certificate representing such _____________ shares.

     3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $_________________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.


                                                    ____________________________
                                                    (Signature)


________________
     (Date)

                                   EXHIBIT B

                                    CHARTER

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                         PILOT NETWORK SERVICES, INC.

                       WARRANT TO PURCHASE 37,500 SHARES
                                OF COMMON STOCK

     THIS CERTIFIES THAT, for value received, MMC/GATX PARTNERSHIP NO. 1 and its assignees are entitled to subscribe for and purchase 37,500 shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4 hereof, the "Shares") of PILOT NETWORK SERVICES, INC., a California corporation (the "Company"), at the price per share determined as set forth in the next paragraph (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Date of Grant" shall mean June 30, 1998, and (b) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

     The Warrant Price per share shall be equal to the lesser of (i) eighty percent (80%) of the "price to the public" in an initial public offering of Common Stock (an "Initial Public Offering") effected pursuant to a Registration Statement on Form S-1 (or its successor) filed under the Securities Act of 1933, as amended (the "Act"), or (ii) $30.00 (as such price may be adjusted as specified in paragraph 4); provided, however, that if the Company's next offering of its equity securities is not an Initial Public Offering but has net proceeds to the Company of at least $5,000,000, then the Warrant Price shall be the effective price per share at which equity securities (on a Common Stock equivalent basis) are sold in such offering; provided, further, however, that if neither an Initial Public Offering nor a private offering meeting the requirements of the first proviso to this sentence is closed prior to December 31, 1998 or if an Acquisition Transaction (as defined below) occurs prior to such date, then the Warrant Price shall be $12.00 per share (as such price may be adjusted as specified in paragraph 4).

     1.  Term.  The purchase right represented by this Warrant is exercisable,
         ----
in whole or in part, at any time and from time to time from the Date of Grant through four (4) years after the Date of Grant; provided, however, that if the Company's next offering of equity securities is not an Initial Public Offering, then this Warrant shall be exercisable through five (5) years after the Date of Grant ; provided, however, that notwithstanding any other provision of this Warrant, contemporaneously with the closing of a merger or consolidation of the Company with or into another corporation, a sale of all or substantially all of the assets of the Company or the purchase by a person or group of related persons of all of the outstanding capital stock of the Company (each, an "Acquisition Transaction"), the Company shall have the right to purchase or cause to be purchased this Warrant at a purchase price for each Share then issuable upon exercise of this Warrant equal to either (i) five times the then applicable Warrant Price, or (ii) three times the then applicable Warrant Price only if (A) the acquiror in the Acquisition Transaction has a net worth as of the end of its most recent fiscal year in excess of $100,000,000 and (B) the Company has certified in writing to the holder that it has made a good faith effort to cause the acquiror to issue a new warrant to the holder pursuant to the terms of Section 4(a) of this Warrant and the acquiror has declined to do so.

     2.  Method of Exercise; Payment; Issuance of New Warrant.  Subject to
         ----------------------------------------------------
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not with respect to fewer than 100 shares at any one time) and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, or (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or by Wire Transfer from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased or (c) exercise of the right provided for in Section 10.3 hereof. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

     3.  Stock Fully Paid; Reservation of Shares.  All Shares that may be issued
         ---------------------------------------
upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4.  Adjustment of Warrant Price and Number of Shares.  The number and kind
         ------------------------------------------------
of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a)  Reclassification or Merger. Except as set forth in Section 1, in
              --------------------------
case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation

(other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

          (b)  Subdivision or Combination of Shares. If the Company at any time
               ------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          (c)  Stock Dividends and Other Distributions. If the Company at any
               ---------------------------------------
time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, or (ii) make any other distribution of Common Stock with respect to Common Stock (except any distribution specifically provided for in Sections 4(a) and 4(b)), then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

          (d)  Adjustment of Number of Shares. Upon each adjustment in the
               ------------------------------
Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     5.   Notice of Adjustments.  Whenever the Warrant Price or the number of
          ---------------------
Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant at such holder's last known address.

     6.   Fractional Shares.  No fractional shares of Common Stock will be
          -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

     7.   Compliance with Act; Disposition of Warrant or Shares of Common Stock.
          ---------------------------------------------------------------------

          (a)  Compliance with Act. The holder of this Warrant, by acceptance
               -------------------
hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO,
(ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

     Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

     (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

     (2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

     (3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

     (4) The holder of this Warrant is an institutional "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act.

          (b)  Disposition of Warrant or Shares. With respect to any offer, sale
               --------------------------------
or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

          (c)  Applicability of Restrictions. Neither any restrictions of any
               -----------------------------
legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer or grant of a security interest in, this Warrant (or the Common Stock obtainable upon exercise thereof) or any part hereof in compliance with applicable securities laws (i) to a partner of the holder if the holder is a partnership, (ii) to a partnership of which the holder is a partner, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on
--------  -------
the Company's request agree in writing to be bound by the terms of this Warrant as if an original signatory hereto.

     8.   Rights as Shareholders; Information.  No holder of this Warrant, as
          -----------------------------------
such, shall be entitled to vote or receive dividends or be deemed the holder of Shares, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

     9.   Registration Rights.
          -------------------

          (a)  Registration.

               (i) Upon a request by the holder of this Warrant which is delivered to the Company in writing not less than 150 days and not more than 240 days after the closing of an Initial Public Offering, the Company shall prepare and file with the Securities and Exchange Commission ("SEC") within 30 days of such notice a registration statement under Rule 415 of the Act to register the Shares for sale by the holder of this Warrant and shall thereafter use all reasonable efforts to cause such registration statement to become effective as promptly as possible thereafter.

               (ii) The Company shall, until the first anniversary of the Date of Grant, keep such registration statement for the Shares in effect and current and from time to time amend or supplement the registration statement and the prospectus in connection therewith in compliance with the Act to permit the sale or distribution of the Shares with respect to which such registration statement shall have become effective. If at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing, or should issue a stop order suspending the effectiveness of any such registration statement, the Company will promptly notify the initial holder of this Warrant and will use its reasonable best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Company will advise the initial holder of this Warrant promptly of any order or communication of any public board or body addressed to the Company suspending or threatening to suspend the registration or qualification of any of the Shares for sale in any jurisdiction.

               (iii) The holder agrees, by acceptance of this Warrant, that, upon receipt of any notice from the Company of (A) the happening of any event which makes any statements made in the registration statement or related prospectus filed pursuant to this Section 9, or any document incorporated or deemed to be incorporated therein by reference, untrue in any material respect or which requires the making of any changes in such registration statement or prospectus so that, in the case of such registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (B) that, in the judgment of the Company's Board of Directors, it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments, public filings with the SEC or similar events, the holder of this Warrant will forthwith discontinue, for a period not to exceed thirty (30) days, disposition of such Shares covered by such registration statement or prospectus until it is advised in writing by the Company that use of the applicable prospectus may be resumed, and has received copies of any additional or supplemented filings that are incorporated or deemed to be incorporated by reference in such prospectus. The Company shall use all reasonable efforts to insure that the use of the prospectus may be resumed as soon as practicable, and in any event shall not be entitled to require the holder of this Warrant to suspend use of any prospectus for more than forty-five (45) days in any twelve month period.

          (b)  Company Obligations.  Whenever any Shares become subject to a
               -------------------
     registration statement pursuant to this Section 9, the Company shall:

               (i) Promptly notify the holder of this Warrant and confirm such advice in writing (A) when such registration statement becomes effective, (B) when any post-effective amendment to any such registration statement becomes effective and (C) of any request by the SEC for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information;

               (ii) Furnish to the holder of this Warrant such number of copies of any registration statement or any amendment or supplement thereto, and any prospectus (including any preliminary prospectus) contained therein in conformity with the requirements of the Act as the holder of this Warrant may reasonably request in order to effect the offering and sale of the Shares being offered and sold by the holder of this Warrant, but only while the Company is required under the provisions hereof to cause the registration statement to remain current;

               (iii) Use its reasonable best efforts to register or qualify not later than the effective date of such registration statement the Shares registered thereunder under the "blue sky" laws of such states as the holder of this Warrant may reasonably request; provided,
                                                                --------
          however, that the Company shall not be obligated to qualify as a
          -------
          foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any such state where it is not at such time so qualified or subject;

               (iv) Immediately notify the holder of this Warrant, at any time when a prospectus relating to a sale of Shares is required by law to be delivered in connection with sales thereof, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to the holder of this Warrant and to the underwriters any such amendment or supplement;

               (v) The Company and the holder of this Warrant will enter into customary agreements (including an underwriting or indemnity agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of the Shares;

               (vi) In the event of an underwritten offering (in the Company's sole discretion), the Company will use its reasonable best efforts to cause to be furnished to the holder of this Warrant a signed counterpart, addressed to the holder of this Warrant or such underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters as the case may be, as the holder of this Warrant reasonably requests;

               (vii) In the event of an underwritten offering (in the Company's sole discretion), the Company will make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
          Section 11(a) of the Act; and

               (viii) The Company will use its reasonably best efforts to cause all Common Stock to be listed on each securities exchange (or the Nasdaq National Market System) on which similar securities issued by the Company are then listed.

          (c)  Expenses.  The Company shall bear the out-of-pocket costs and
               --------
     expenses incurred in connection with any registration pursuant to this
     Section 9. The costs and expenses of any such registration shall include, without limitation, the reasonable fees and expenses of the Company's counsel and its accountants and all other out-of-pocket costs and expenses of the Company incident to the preparation, printing and filing under the Act of the registration statement and all amendments and supplements thereto and the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the securities so registered, the costs and expenses incurred in connection with the qualification of such securities so registered under the "blue sky" laws of various jurisdictions, the fees and expenses of the Company's transfer agent and all other costs and expenses of complying with the foregoing provisions of this Section 9. The holder of this Warrant shall pay any underwriting fees, discounts or commissions attributable to the sale of Shares. The Company shall pay internal Company expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties). The Company shall reimburse the holder of this Warrant for costs incurred by it in connection with any hedging strategy permitted by the securities laws during the period beginning upon the later to occur of (i) the date on which the notice requiring the filing of a registration statement pursuant to this Section 9 is delivered to the Company and (ii) the date 180 days after the closing of the Initial Public Offering, and continuing until the earlier to occur of (x) the date upon which such registration statement becomes effective and (y) the first anniversary of the Grant Date.

          (d)  Indemnification.
               ---------------

               (i)     In the case of any offering registered pursuant to
          Section 9(a), the Company hereby indemnifies and agrees to hold harmless the holder of this Warrant and each person, if any, who controls the holder of this Warrant within the meaning of either
          Section 15 of the Act or Section 20 of the Securities and Exchange Act of 1934, as amended. (the "Exchange Act") from and against any losses, claims, damages or liabilities, joint or several, to which any such persons may be subject, under the Act, the Exchange Act or otherwise, and to reimburse any of such persons for any legal or other expenses reasonably incurred by them in connection with investigating any claims or defending against any actions, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in

                            SECURED PROMISSORY NOTE



$3,000,000                                                 Dated:  June 30, 1998

          FOR VALUE RECEIVED, the undersigned, PILOT NETWORK SERVICES, INC., a California corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of
                         --------
TRANSAMERICA BUSINESS CREDIT CORPORATION  ("Lender") the principal amount of
                                            ------
Three Million Dollars ($3,000,000) or such lesser amount as shall equal the outstanding principal balance of the Loan made to Borrower by Lender pursuant to the Loan and Security Agreement referred to below (the "Loan Agreement"), and to
                                                        --------------
pay all other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement.

          Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. The Loan Rate for this Note is 13.5% per annum based on a year of twelve 30 day
months.   Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan on each Payment Date, commencing August 1, 1998, through and including June 1, 1999. All principal, accrued and unpaid interest and other amounts due under the Loan Agreement shall be payable on June 30, 1999; provided, however, that, at the option of Borrower, Borrower may make a payment of accrued interest only on July 1, 1999 and all principal, accrued and unpaid interest and other amounts due under the Loan Agreement may be paid on July 30, 1999 and during such one month extension period, the Loan shall accrue interest at a rate of seventeen and one-half percent (17.5%) per annum.

          Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender by wire transfer according to the wire transfer instructions set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

          This Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan and Security Agreement, dated as of June 30, 1998, to which Borrower and Lender are parties. The Loan Agreement, among other things,
(a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

          This Note may be not be prepaid except as set forth in Section 2.01(d) of the Loan Agreement.

          This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, any premium thereon, interest on the Loan and all other amounts due Lenders under the Loan Agreement is secured under the Loan Agreement.

          Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

          Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by Lenders in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

          IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

                                  PILOT NETWORK SERVICES, INC.



                                  By:________________________________________
                                  Name:______________________________________
                                  Title:_____________________________________

                            SECURED PROMISSORY NOTE



$3,000,000                                                 Dated:  June 30, 1998

          FOR VALUE RECEIVED, the undersigned, PILOT NETWORK SERVICES, INC., a California corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of
                         --------
MMC/GATX PARTNERSHIP NO. 1 ("Lender") the principal amount of Three Million
                             ------
Dollars ($3,000,000) or such lesser amount as shall equal the outstanding principal balance of the Loan made to Borrower by Lender pursuant to the Loan and Security Agreement referred to below (the "Loan Agreement"), and to pay all
                                               --------------
other amounts due with respect to the Loan on the dates and in the amounts set forth in the Loan Agreement.

          Interest on the principal amount of this Note from the date of this Note shall accrue at the Loan Rate or, if applicable, the Default Rate. The Loan Rate for this Note is 13.5% per annum based on a year of twelve 30 day
months.   Borrower shall make payments of accrued interest only on the outstanding principal amount of the Loan on each Payment Date, commencing August 1, 1998, through and including June 1, 1999. All principal, accrued and unpaid interest and other amounts due under the Loan Agreement shall be payable on June 30, 1999; provided, however, that, at the option of Borrower, Borrower may make a payment of accrued interest only on July 1, 1999 and all principal, accrued and unpaid interest and other amounts due under the Loan Agreement may be paid on July 30, 1999 and during such one month extension period, the Loan shall accrue interest at a rate of seventeen and one-half percent (17.5%) per annum.

          Principal, interest and all other amounts due with respect to the Loan, are payable in lawful money of the United States of America to Lender by wire transfer according to the wire transfer instructions set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

          This Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan and Security Agreement, dated as of June 30, 1998, to which Borrower and Lender are parties. The Loan Agreement, among other things,
(a) provides for the making of a secured Loan to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

          This Note may be not be prepaid except as set forth in Section 2.01(d) of the Loan Agreement.

          This Note and the obligation of Borrower to repay the unpaid principal amount of the Loan, any premium thereon, interest on the Loan and all other amounts due Lenders under the Loan Agreement is secured under the Loan Agreement.

          Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

          Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by Lenders in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

          IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

                              PILOT NETWORK SERVICES, INC.



                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________